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                                                                   EXHIBIT 10.11

                               FIRST AMENDMENT TO
                       AMENDED AND RESTATED MILL AGREEMENT

      This First Amendment to Amended and Restated Mill Agreement ("Amendment") is entered into effective as of January 28th, 1999, by and between New World Pasta Company f/k/a Hershey Pasta Manufacturing Company, a Delaware corporation ("NWP") and Miller Milling Company, a Minnesota corporation ("Miller").

                                    RECITALS:

      WHEREAS, Miller and Hershey Pasta & Grocery Group, a division of Hershey Foods Corporation, a Delaware corporation ("HPG") entered into an Amended and Restated Mill Agreement dated March 1, 1998 (the "Mill Agreement"); and

      WHEREAS, NWP has acquired various assets previously owned by HPG including, among others, a pasta manufacturing plant located in Fresno, California; and

      WHEREAS, HPG has assigned its rights and obligations to NWP under the Mill Agreement and NWP has assumed the rights and obligations of HPG under the Mill Agreement; and

      WHEREAS, Miller and NWP now desire to amend the Mill Agreement on the terms and conditions hereinafter set forth; and

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Definitions: Those capitalized terms which are used in this Amendment and are not defined herein shall have the respective meaning ascribed to them in the Mill Agreement. Any reference to the "Mill Agreement" shall mean the Mill Agreement as amended by this Amendment.

      2. Assignment and Assumption. NWP hereby agrees to assume and be bound by all of the obligations of HPG under the Mill Agreement arising from and after the effective date.

      3. Wheat Storage. Section 8A of the Mill Agreement is hereby amended in its entirety to read as follows:

      "8A. WHEAT STORAGE. Miller has constructed and will make available to HPG additional storage at the Mill sufficient to hold an additional [Confidential Treatment Requested by New World Pasta Company] of wheat (in addition to the
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      current storage capacity of [Confidential Treatment Requested by New World
      Pasta Company]). HPG will pay Miller for the use of this additional storage (for each bushel HPG stores in excess of [Confidential Treatment Requested by New World Pasta Company]) a per bushel amount as follows:

         [Confidential Treatment Requested by New World Pasta Company]

      HPG's right to use of the storage is always dependent on [Confidential Treatment Requested by New World Pasta Company].

      4. Binding Effect. Section 16 of the Agreement is amended to read in its entirety to read as follows:

      "16. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns."

      5. Reaffirmation. Except as otherwise modified by this Amendment, all the terms and conditions of the Mill Agreement remain in full force and affect.


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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective on the date first above written.

WITNESS                                     MILLER MILLING COMPANY


/s/ Andrew Bauer                            By /s/ John C. Miller
----------------------------                   ---------------------------------
                                            Name:  John C. Miller
                                            Title: Chairman, President
                                                   and Chief Executive Officer


WITNESS                                     NEW WORLD PASTA COMPANY


/s/ Donald Dimitrievich                     By /s/ C. Mickey Skinner
----------------------------                   ---------------------------------
                                            Name:  C. Mickey Skinner
                                            Title: Chairman and Chief Executive
                                                   Officer


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